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                                                                   Exhibit 23

                          [Ernst & Young Letterhead]



                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-28546) pertaining to the Viking Financial Security Plan of our report dated June 13, 1995, with respect to the financial statements and supplemental schedules of the Viking Financial Security Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1994.



                                                       ERNST & YOUNG LLP

June 26, 1995